                                                                    EXHIBIT 10.4

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                             (outside North America)

                            Personal & Confidential

TO:               SMARTIRE SYSTEMS INC. (the "Company")
                  Richmond Corporate Centre
                  #150 - 13151 Vanier Place
                  Richmond, British Columbia
                  Canada V6V 2J1

AND TO:           WESTLB PANMURE LIMITED (the "Agent")
                  Woolgate Exchange,
                  25 Basinghall Street,
                  London, U.K., EC2V 5HA

                             Purchase of Securities

1.                Subscription

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase (such subscription and agreement to purchase being the "Subscription") on the basis of the representations and warranties and subject to the terms and conditions set forth herein, that number of Shares (each, a "Share") in the capital of the Company set out on page 11 at the price per Share of U.S. $1.75 (the "Subscription Price").

1.2 The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber that number of Shares set out on page 11, at the Subscription Price.

1.3 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.                Delivery and Payment

2.1 The Subscriber agrees that on or before the Closing Date (as defined below) the following shall be delivered to the Agent at the above noted address or such other address as the Agent may notify the Subscriber in writing:

      (a) a completed and duly signed copy of this Subscription which shall include the direction to the Company with respect to the registration and delivery instructions as set out on page 11 hereof; and

      (b) a certified cheque or bank draft made payable on or before the Closing Date to WestLB Panmure Limited representing the aggregate Subscription Price payable by the Subscriber for the Shares. Alternatively, the Subscription Price may be immediately wire transferred to the Agent according to written wire transfer instructions provided by the Agent to the Subscriber or such other method of payment as the Agent may accept.

2.2 The Subscription Price shall be held in escrow by WestLB Panmure Limited (the "Escrow Agent") in accordance with the terms and conditions of the escrow agreement (the "Escrow Agreement") dated [o] March 2002 between the Company and the Escrow Agent. Pursuant to the terms of the Escrow Agreement:

      (a) the Subscription Price will be deposited into an interest bearing bank account maintained by the Escrow Agent at a bank selected by the Escrow Agent;

      (b) on the Closing Date, upon the Company notifying the Escrow Agent that the offering has closed and the Company delivering to the Escrow Agent the certificate representing the Shares for delivery to the Subscriber, the Subscription Price, together with any interest earned thereon, will be released and disbursed to the Company; and

      (c) in the event the Closing Date does not occur by April 10, 2002, the Escrow Agent will release and disburse the Proceeds, together with any interest earned thereon, to the Subscriber.

3.                Undertaking and Direction

3. The Subscriber shall complete, sign and return to the Company as soon as possible on request by the Company or the Agent any documents, questionnaires, acknowledgements, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.                Closing

4.1 Closing of the offering (the "Closing") shall occur no later than March 25, 2002 or on such other date as may be mutually agreed to by the Subscriber and the Company (the "Closing Date").

5.                Acknowledgements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

      (a) the Shares have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S promulgated under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

      (b) the Company does not intend to register any of the Shares under the 1933 Act, or the securities laws of any such state and has no obligation to do so;

      (c) the decision to execute this Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company or the Agent, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the British Columbia Securities Commission and the United States Securities and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record") including the Company's audited financial statements, together with the related schedules and notes, for the year ending July 31, 2001 and the fiscal quarter ended October 31, 2001;

      (d) the Subscriber and the Company acknowledge and agree with, and for the benefit of, the Agent and the Company, as applicable (such acknowledgement and agreements to survive the Closing) that:

            (i) the Agent and its directors, officers, employees, agents, representatives and advisers have no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the information, agreements or provisions contained in this Agreement, the Public Record or any other publicly available information concerning the Company or the Shares or other securities of the Company or as to whether all information concerning the Company, the Shares or other securities of the Company required to be disclosed by it or them has generally been disclosed. The Agent has not engaged in any independent due diligence, investigation or verification with respect to this Subscription, the Company, the Shares or any such information;

            (ii) the Agent makes no representations or warranties herein whatsoever, and neither the Agent nor its directors, officers, employees, agents, representatives or advisers shall have any liability with respect to the sale of the Shares; and

            (iii) the Agent and the Company are entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Agreement and in the questionnaires and undertakings attached as schedules to this Agreement, and the Subscriber will hold harmless each of the Agent and the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement or such questionnaires and undertakings;

      (e) by execution hereof the Subscriber has waived the need for the Company or the Agent to communicate the Company's acceptance of the purchase of the Shares pursuant to this Agreement;

      (f) it will indemnify and hold harmless the Company and the Agent and, where applicable, their respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company or the Agent in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company or the Agent in connection therewith;

      (g) the issuance and sale of the Shares to the Subscriber will not be completed if the Subscription is otherwise fully subscribed, if acceptance would be unlawful or if, in the discretion of the Company, acting reasonably, acceptance is not in the best interests of the Company;

      (h) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and neither the Agent nor the Company is in any way responsible except that the Company is responsible with regard to the Company's obligations arising from section 7 of this Agreement) for compliance with applicable resale restrictions;

      (i) the Shares are not listed on any stock exchange or subject to quotation except that the Shares currently are listed on the National Association of Securities Dealers, Inc. Automated Quotation System SmallCap Market, and no representation has been made to the Subscriber that the Shares will become listed on any other stock exchange or subject to quotation on any other quotation system;

      (j) the Subscriber is not resident in Canada nor the United States and is not purchasing the Shares for such residents;

      (k) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

      (l)   there is no government or other insurance covering the Shares;

      (m)   there are risks associated with the purchase of the Shares;

      (n) there are restrictions on the Subscriber's ability to resell the Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Shares;

      (o) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

      (p) any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or any proposed transferee;

      (q) the legend set out below will be placed on the Shares unless otherwise agreed by the Company:

            THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

            NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE

            WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.";

      (r) the legends referred to in paragraph 5.1(q) above shall not be removed from any Shares purchased by it pursuant to this Subscription unless there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel licensed to practice law in one of the states of the United States of America, as may be reasonably required by the Company, that such Shares are not "restricted" within the meaning of Rule 144;

      (s) the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in sections 5 and 6 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company; and

      (t) this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.                Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company and the Agent (which representations, warranties and covenants shall survive the Closing) that:

      (a) the Subscriber and any beneficial purchaser for whom it is acting are resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on page 11 of this Subscription;

      (b)   the Subscriber is not a U.S. Person;

      (c) the Subscriber is not purchasing the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

      (d) when receiving and executing this Subscription the Subscriber is outside the United States;

      (e) the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription on behalf of the Subscriber;

      (f) the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

      (g) the Subscriber has duly executed and delivered this Subscription and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

      (h) it understands and agrees that none of the Shares has been registered under the 1933 Act, and they may not be sold under U.S. law except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

      (i) it is not acquiring the Shares as a result of, and has not itself engaged in (and will not engage in), any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares;

      (j) the Subscriber is not part of a plan or scheme to evade the registration provisions of the 1933 Act with respect to the Shares;

      (k) it is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

      (l) it will not engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act;

      (m) it (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

      (n) if it is acquiring the Shares as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

      (o) the Subscriber is not aware of any advertisement of any of the Shares;

      (p) in purchasing the Shares the Subscriber has complied with all securities laws of its jurisdiction of residence and warrants that the sale of the Shares by the Company is in full compliance with such laws, and the Subscriber will make all filings necessary in such jurisdiction to ensure the Company complies with securities laws of such jurisdiction; and

      (q) no person has made to the Subscriber any written or oral representations:

            (i)   that any person will resell or repurchase any of the Shares;

            (ii) that any person will refund the purchase price of any of the Shares; or

            (iii) as to the future price or value of any of the Shares.

6.2 In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

7.                Representations and Warranties of the Company

7.1 The Company acknowledges and agrees that the Subscriber is entitled to rely upon the representations and warranties of the Company contained in this Agreement and further acknowledges that the Subscriber will be relying upon such representations and warranties in purchasing the Shares.

7.2 The Company warrants that the Public Record fairly represents the status of the Company as at the dates indicated in the Public Record.

8.                Commission to the Agent

8.1 The Subscriber understands that upon Closing, the Agent will receive from the Company a commission of up to three percent (3%) of the gross proceeds raised from the sale of the Shares, payable to the Agent in cash.

9.                Acknowledgement and Waiver

9.1 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages (other than as expressly described herein).

10.               B.C. Resale Restrictions

10.1 Subscriber acknowledges that the Shares are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the Securities Act (British Columbia) and the Rules made thereunder.

10.2 Pursuant to Multilateral Instrument 45-102, as adopted by the British Columbia Securities Commission effective November 30, 2001, a subsequent trade in the Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the B.C.
Act) unless certain conditions are met, including the following:

      (a) at least four months (the "Canadian Hold Period") shall have elapsed from the date on which the Shares were issued to the undersigned;

      (b) during the currency of the Canadian Hold Period, any certificate representing the Shares is imprinted with a legend (the "Canadian Legend") stating:

            "Unless permitted under securities legislation, the holder of the securities shall not trade the securities before [insert the date that is four months and a day after the distribution date]."

      (c) the trade is not a control distribution (as defined in Multilateral Instrument 45-102);

      (d) no unusual effort is made to prepare the market or to create a demand for the Shares that are the subject of the trade;

      (e) no extraordinary commission or consideration is paid to a person or company in respect of the trade; and

      (f) if the selling security holder is an insider or officer of the Company, the selling security holder has no reasonable grounds to believe that the Company is in default of securities legislation.

            By executing and delivering this Subscription, the undersigned will have directed the Company not to include the Canadian Legend on any certificates representing the Shares to be issued to the undersigned.

10.3 AS A CONSEQUENCE, THE UNDERSIGNED WILL NOT BE ABLE TO RELY ON THE RESALE PROVISIONS OF MULTILATERAL INSTRUMENT 45-102, AND ANY SUBSEQUENT TRADE IN THE SHARES DURING OR AFTER THE CANADIAN HOLD PERIOD WILL BE A DISTRIBUTION SUBJECT TO THE PROSPECTUS

AND REGISTRATION REQUIREMENTS OF CANADIAN SECURITIES LEGISLATION, TO THE EXTENT THAT THE TRADE IS AT THAT TIME SUBJECT TO ANY SUCH CANADIAN SECURITIES LEGISLATION.

11.               Costs

11.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

12.               Governing Law

12.1 This Subscription Agreement is governed by the laws of the province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

13.               Survival

13.1 This Subscription, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto, the completion of the issue of Shares of the Company and any subsequent disposition by the Subscriber of the Shares.

14.               Assignment

14.1 This Subscription is not transferable or assignable.

15.               Execution

15.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

16.               Severability

16.1 The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

17.               Termination

17.1 If, prior to Closing, the Company determines for valid cause to terminate this Subscription, this Agreement and the obligations of the parties hereto are deemed to have terminated as at the effective date of such termination.

18.               Entire Agreement

18.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company, the Agent, the Subscriber or by anyone else.

19.               Notices and Counterparts

19.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 11; notices to the Company shall be directed to it at Richmond Corporate Centre, #150 - 13151 Vanier Place, Richmond, British Columbia, V6V 2J1, attention of The President; notices to the Agent shall be directed to it at the address first above written.

19.2 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the date first above mentioned.

Number of Shares
to be purchased at U.S. $1.75 each: 750,000
                                    --------------------------------------------

Total purchase price: 1,312,500
                      ----------------------------------------------------------

DELIVERY INSTRUCTIONS

1.       Delivery - please deliver the Share certificate(s) to:

         JPM Chase, 4 New York Plaza
         -----------------------------------------------------------------------

         Attn: John Bouguet - Physical Receive 11th floor, New York, NY 10004
         -----------------------------------------------------------------------

2. Registration - registration of the Share certificates which are to be delivered at Closing should be made as follows:

         Cudd and Co.
         -----------------------------------------------------------------------
         (name)

         JPM Chase P.O. Box 35308 Newark, NJ 07101-8006
         -----------------------------------------------------------------------
         (address)

5. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of Shares as may be required for filing with the appropriate securities commissions and regulatory authorities and stock exchanges.


                            Fidelity Investment Services Limited
                            for the account of Fidelity Recovery Fund
                            ----------------------------------------------------
                            (Name of Subscriber - Please type or print)

                            /s/ Brian Martin
                            ----------------------------------------------------
                            (Signature and, if applicable, Office)

                            Oakhill House
                            ----------------------------------------------------
                            (Address of Subscriber)

                            130 Tonbridge Road, Hildenborough
                            ----------------------------------------------------
                            (City, State or Province, Postal Code of Subscriber)

                            Kent-TN11902 England
                            ----------------------------------------------------
                            (Country of Subscriber)

                               A C C E P T A N C E

The above-mentioned Subscription in respect of the Shares is hereby accepted by SMARTIRE SYSTEMS INC.

DATED at London, England, the 21st day of March, 2002.



SMARTIRE SYSTEMS INC.


Per:  /s/ Robert V. Rudman
      ---------------------------
      Authorized Signatory